Exhibit 32.1


         In connection with the Quarterly Report of One Price Clothing Stores, Inc. (the "Company") on Form 10-Q for the period ended November 1, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned officers hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that (i) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (ii) the information contained in the Report fairly presents, in all material respects the financial condition and results of operations of the Company as of and for the periods covered by the Report.


                                            /s/ John J. Disa
                                            -----------------------
                                            John J. Disa,
                                            Chief Executive Officer

December 16, 2003


                                            /s/ C. Burt Duren
                                            -----------------------
                                            C. Burt Duren
                                            Chief Financial Officer


December 16, 2003